[LEEDS LOGO]





September 16, 1998


Dear Stockholder:

We cordially invite you to attend the 1998 Annual Meeting of Stockholders of Leeds Federal Bankshares, Inc. (the "Company"). The Annual Meeting will be held at 1101 Maiden Choice Lane, Baltimore, Maryland, at 4:00 p.m., local time, on October 21, 1998.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that stockholders may have.

The business to be conducted at the annual meeting includes the election of two directors and the ratification of the appointment of KPMG Peat Marwick LLP as auditors for the Company's 1999 fiscal year.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

Also enclosed for your review is our 1998 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,


/s/ Gordon E. Clark


Gordon E. Clark
President and Chief Executive Officer

                         LEEDS FEDERAL BANKSHARES, INC.
                             1101 Maiden Choice Lane
                            Baltimore, Maryland 21229
                                 (410) 242-1234

                                    NOTICE OF
                       1998 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On October 21, 1998

     Notice is hereby given that the 1998 Annual Meeting of Leeds Federal Bankshares, Inc. (the "Company") will be held at 1101 Maiden Choice Lane, Baltimore, Maryland, on October 21, 1998 at 4:00 p.m., local time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of the Company;

     2. The ratification of the appointment of KPMG Peat Marwick LLP as auditors for the Company for the fiscal year ending June 30, 1999; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on August 31, 1998, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.


                                        By Order of the Board of Directors

                                        /s/ Margaret Balsamo
                                        ----------------------------------
                                        Margaret Balsamo
                                        Secretary

Baltimore, Maryland
September 16, 1998


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT


                         LEEDS FEDERAL BANKSHARES, INC.
                             1101 Maiden Choice Lane
                            Baltimore, Maryland 21229
                                 (410) 242-1234


                       1998 ANNUAL MEETING OF STOCKHOLDERS
                                October 21, 1998



     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Leeds Federal Bankshares, Inc. (the "Company") to be used at the 1998 Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at 1101 Maiden Choice Lane, Baltimore, Maryland, on October 21, 1998, at 4:00 p.m., local time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about September 16, 1998.


                              REVOCATION OF PROXIES

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, Margaret Balsamo, at the address of the Company shown above. The presence at the Meeting of any stockholder who has given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Holders of record of the Company's common stock, par value $1.00 per share (the "Common Stock") as of the close of business on August 31, 1998 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, 5,138,158 shares of Common Stock were issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Directors are elected by a plurality of votes cast. The affirmative vote of stockholders holding a majority of the total votes present at the Meeting in person or by proxy, without regard to broker non-votes, is required for approval of Proposal
II. Shares as to which the "Abstain" box has been selected on the proxy card will be counted as shares present and entitled to vote and will have the same effect of a vote against the matter. The Company intends to vote its shares in favor of the proposals.

     Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of August 31, 1998, the shares of Common Stock beneficially owned by directors individually, by executive officers and directors as a group, and by each person who was the beneficial owner of more than 5% of the outstanding shares of Common Stock.

                                          Amount of Shares
                                          Owned and Nature
        Name and Address of                 of Beneficial      Percent of Shares
         Beneficial Owners                  Ownership (1)         Outstanding
        -------------------               ----------------     -----------------

Leeds Federal Bankshares, M.H.C. (2)          3,300,000              64.22%
1101 Maiden Choice Lane
Baltimore, Maryland 21229

All Directors and Executive Officers            227,517               4.43%
as a Group (8 persons)

Jeffrey S. Halis                                183,150               3.56%
500 Park Avenue, 5th Floor
New York, N.Y. 10022

----------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2) The Company's executive officers and directors are also executive officers and directors of Leeds Federal Bankshares, M.H.C (the "Mutual Holding Company").


                       PROPOSAL I - ELECTION OF DIRECTORS

     The Company's Board of Directors is currently composed of six members. The Company's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Meeting to serve for a three-year period and until his or her successors have been elected and qualified. The Board of Directors has nominated to serve as directors John F. Amer and Marguerite E. Wolf, who are currently members of the Board of Directors.

     The table below sets forth certain information, as of August 31, 1998, regarding members of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominee identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominee and any other person pursuant to which such nominee was selected.

                                      Positions                                     Shares
                                     Held in the        Director   Current Term  Beneficially   Percent
     Name (1)           Age            Company          Since (2)    to Expire     Owned (3)   Of Class
     --------           ---          -----------        ---------  ------------  ------------  --------

                                               NOMINEES
John F. Amer             72            Chairman            1977        1998        24,830(4)      *

Marguerite E. Wolf       71   Vice Chairman and Director   1971        1998        31,908(5)      *

                                    DIRECTORS CONTINUING IN OFFICE

Gordon E. Clark          56   President, Chief Executive   1976        1999        66,127(6)     1.3%
                                 Officer and Director

John F. Doyle            70            Director            1989        1999        25,624(7)      *

Raymond J. Hartman, Jr.  60            Director            1988        2000        17,759(8)      *

Joan H. McCleary         64            Director            1983        2000        12,500         *

                               EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Dale R. Douglas          56     Senior Vice President       N/A         N/A        23,215(9)      *

Kathleen G. Trumpler     60            Treasurer            N/A         N/A        25,554(10)     *

----------
 *   Less than 1%.

(1) The mailing address for each person listed is 1101 Maiden Choice Lane, Baltimore, Maryland 21229. Each of the persons listed is also a director of the Mutual Holding Company, which owns the majority of the issued and outstanding shares of Common Stock.

(2) Reflects initial appointment to the Board of Directors of Leeds Federal Savings Bank (the "Bank").

(3) See definition of "beneficial ownership" in the table in "Voting Securities and Principal Holders Thereof."

(4) Includes options to purchase 20,741 shares of Common Stock and 1,416 shares of Common Stock that is restricted as to vesting and other matters pursuant to the Bank's 1994 Management Recognition Plan ("Restricted Stock").

(5) Includes options to purchase 24,541 shares of Common Stock and 1,723 shares of Restricted Stock.

(6) Includes options to purchase 28,800 shares of Common Stock and 4,800 shares of Restricted Stock.

(7) Includes options to purchase 13,053 shares of Common Stock and 4,021 shares of Restricted Stock.

(8) Includes options to purchase 13,692 shares of Common Stock and 855 shares of Restricted Stock.

(9) Includes options to purchase 10,200 shares of Common Stock and 750 shares of Restricted Stock.

(10) Includes options to purchase 12,000 shares of Common Stock and 750 shares of Restricted Stock.

     The principal occupation during the past five years of each director and officer of the Company is set forth below. All directors have held their present positions for five years unless otherwise stated.

     John F. Amer has been a Director of the Bank since 1977, and Chairman since 1993. Mr. Amer, currently retired, is the former President of James Gibbons Co., and Vice President of the Mental Health Advisory Board of Howard County.

     Marguerite E. Wolf is retired as the secretary to Robert J. Brannan, Attorney. She has been a Director since 1971 and Vice Chairman of the Board since June 1993.

     Gordon E. Clark has been President and Chief Executive Officer of the Bank since 1980. He has been an employee since 1965. He is a member of the Board of St. Agnes Hospital and an advisory member of Maryland Housing Research, Inc.

     John F. Doyle is presently retired as Purchasing Manager of the Defense Group of Westinghouse Electric Co. He is Vice Chairman of Baltimore City's Contractor Qualification Committee and has been a Director since 1989.

     Raymond J. Hartman, Jr. is President of Hubbard Funeral Home, Inc. He has been a Director since 1988 and is active in various community and charitable organizations. Mr. Hartman is a charter member of the Arbutus Business and Professional Association and a past President of the Lions Club of Arbutus.

     Joan H. McCleary was employed by the Bank from 1975 until her retirement from the Bank as Vice President and Secretary in July 1996. Ms. McCleary was appointed Secretary in 1977 and Vice President in 1988, and has served as a Director since 1983. She is past President of the Financial Managers Society, Maryland Chapter.

     Dale R. Douglas is Senior Vice President and has been employed by the Bank since 1992.

     Kathleen G. Trumpler is Treasurer and has been employed by the Bank since 1987.


Meetings and Committees of the Board of Directors

     The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. Since the Company's formation on November 20, 1997, the Board of Directors held 5 meetings. During the fiscal year ended June 30, 1998, no director attended fewer than 75 percent of the total meetings of the Board of Directors of the Company and committees on which such director served.

     The Audit Committee consists of John F. Doyle, Marguerite E. Wolf and Senior Vice President Dale R. Douglas. The Audit Committee met 3 times during the fiscal year ended June 30, 1998. Mr. Douglas provides the Committee with reports and findings regarding the Company's departmental internal controls and operating procedures.

     The Nominating Committee consists of the entire Board of Directors. The Nominating Committee met once during fiscal year ended June 30, 1998.

     The Compensation Committee consists of Gordon E. Clark, John F. Amer, Marguerite E. Wolf, and Joan H. McCleary. The Compensation Committee reviews the performance of officers and employees and proposes compensation programs and adjustments to the full Board of Directors. The Compensation Committee met once during the fiscal year ended June 30, 1998.

Ownership Reports by Officers and Directors

     The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Common Stock to file a Form 3, 4 or 5 on a timely basis. No officer, director or 10% beneficial owner of the Company failed to file ownership reports on a timely basis for the fiscal year ended June 30, 1998.


Directors' Compensation

     Fees. Directors are not compensated for their service on the Board of Directors of the Company. However, during the fiscal year ended June 30, 1998, directors Amer, Clark, McCleary, Wolf, Hartman and Doyle received directors' fees for their service on the Board of Directors of the Bank of $25,350, $2,610, $22,542, $23,190, $22,551 and $22,761, respectively, which amounts include fees deferred at the election of directors. Directors who are not employees of the Bank who were members of Board committees received $219 for each committee meeting attended during the fiscal year ended June 30, 1998. The Bank paid a total of $119,004 in directors' and committee fees for the fiscal year ended June 30, 1998. The Bank also pays supplemental health insurance premiums for directors who are over 65 years of age.

     Deferred Compensation Plans. During 1993, the Bank adopted a deferred compensation plan ("Deferred Compensation Plan") for directors under which directors of the Bank can elect to defer, on a pre-tax basis, all or a portion of their monthly directors' fees until the benefit age set forth in the director's joinder agreement, i.e., generally the director's retirement age. A director's deferred fees will be credited to an elective contribution account. Upon the director's attainment of his benefit age, the Bank will pay the director a deferred compensation benefit equal to the annuitized value of the director's elective contribution account. The deferred compensation benefits payable under the plan range from between $260 and $2,972 per month for 120 months. Benefits will also be payable upon a director's disability, termination of service prior to the attainment of the director's benefit age, or in the event of the director's death. If a director's services are terminated for cause, as defined under the Deferred Compensation Plan, he shall only be entitled to receive the balance of his elective contribution account. Any other benefits will be null and void. In the event a director incurs a financial hardship, he may request a financial hardship benefit which, if approved by the Bank, will be paid in a lump sum within 30 days of the event triggering the financial hardship. The payment of a financial hardship benefit will reduce a director's elective contribution account which will affect the deferred compensation benefit payable to a director under the Deferred Compensation Plan.

     A second Deferred Compensation Plan ("Second Plan") was established in 1998 for the benefit of Directors Amer, Doyle, and Wolfe, who had reached their benefit age under the original Deferred Compensation Plan, continue to perform services for the Bank and desire to defer their current director's fees. The Second Plan is substantially similar to the original Deferred Compensation Plan, except that under the Second Plan, in the event of a change in control (as defined under the Second Plan), a director may apply to the acquiror's board of directors for an immediate distribution of his accrued benefit in a lump sum or in some alternative form. The decision whether or not to grant the director's request is in the sole discretion of the acquiror's board. During 1998, the Bank established a rabbi trust and transferred certain assets to the rabbi trust in order to ensure that it would have funds available to meet its benefit obligations under the Deferred Compensation Plan and Second Plan.

     Directors' Retirement Plan. During 1997, the Bank established the Directors' Retirement Plan, a non-qualified plan for income tax purposes, that guarantees each director will be paid 75% of the director's salary beginning at the director's benefit age (as set forth in the director's joinder agreement) for the longer of 10 years or until death (the "payout period"). In the event of the director's termination of service prior to attainment of his benefit age, for any reason other than death, disability or a change in control of the Bank, the director is entitled to his accrued benefit, commencing at his benefit age and payable over the payout period. In the event of the director's disability, the payment of the director's accrued benefit will commence immediately. In the event of a director's death while in the service of the Bank, the director's beneficiary is entitled to a survivor's benefit equal to the director's retirement benefit, payable for 10 years. If a change in control occurs prior to the attainment of the director's benefit age, the director will be entitled to his full retirement benefit commencing immediately upon his termination of service. The accrued liability for these benefits amounted to $105,414 for the fiscal year ended June 30, 1998. During 1998, the Bank established a rabbi trust and transferred certain assets to the rabbi trust in order to ensure that it would have funds available to meet its benefit obligation under the Directors Retirement Plan.

     1994 Directors Option Plan. During the fiscal year ended June 30, 1995, the Bank adopted, and the Company has succeeded to, the 1994 Stock Option Plan for Outside Directors (the "1994 Directors Option Plan"). The 1994 Directors Option Plan was approved by a majority of stockholders other than the Mutual Holding Company present at the 1994 Annual Meeting. The 1994 Directors Option Plan is a self-administering plan that granted to nonemployee directors Amer, Wolf, Hartman, and Doyle nonstatutory options to purchase 20,714, 24,541, 13,692, and 13,053 shares of Common Stock, respectively. Share amounts have been adjusted to reflect the Company's three-for-two stock split in the form of a stock dividend which was paid in November 1997 (the "Stock Split"). The 1994 Directors Option Plan further provides that each new non-employee director shall be granted options to purchase 100 shares of Common Stock to the extent options remain available in, or are returned to, the 1994 Directors Option Plan. The exercise price per share for each option is equal to the fair market value of the Common Stock on the date the option was granted, or in the case of all options awarded during the fiscal year ended June 30, 1995, $7.92 per share (as adjusted for the Stock Split). All options granted under the 1994 Directors Option Plan expire upon the earlier of ten years following the date of grant or one year following the date the optionee ceases to be a director.

     1994 Directors Recognition Plan. During the fiscal year ended June 30, 1995, the Bank adopted, and the Company has succeeded to the Leeds Federal Savings Bank and Leeds Federal Bankshares, M.H.C. Recognition and Retention Plan for Outside Directors (the "1994 Directors Recognition Plan"). The 1994 Directors Recognition Plan was approved by a majority of stockholders other than the Mutual Holding Company present at the 1994 Annual Meeting. During the fiscal year ended June 30, 1995, the Bank contributed sufficient funds to the 1994 Directors Recognition Plan to enable it to purchase 16,000 shares of Common Stock from the Bank, 4,723, 5,745, 2,851, and 2,681 shares of which were awarded to nonemployee directors Amer, Wolf, Hartman, and Doyle, respectively. Such awards of Common Stock ("Restricted Stock") are restricted by the terms of the 1994 Directors Recognition Plan. Participants earn (become vested in) shares of Restricted Stock covered by an award and all restrictions lapse in five equal annual installments commencing on January 1, 1995. Awards become fully vested upon a director's disability, death, or following termination of service in connection with a change in control of the Company. Unvested shares of Restricted Stock are forfeited by a director who is not an employee upon failure to seek reelection, failure to be reelected, or resignation from the Board. Prior to vesting, recipients of awards under the 1994 Directors Recognition Plan receive dividends and may vote the shares of Restricted Stock allocated to them. The Committee will vote shares as to which no instructions are received and any unallocated shares in the same proportion as allocated shares for which instructions are given.

Executive Compensation

     The following table sets forth for the fiscal years ended June 30, 1998, 1997 and 1996, certain information as to the total remuneration paid by the Company to the Chief Executive Officer of the Company.

==========================================================================================================
                                                                Long-Term Compensation
                                                          ----------------------------------
                         Annual Compensation (1)                   Awards             Payout
                 ---------------------------------------  -------------------------  -------
                  Fiscal                                                Securities
   Name and        years                    Other Annual   Restricted   Underlying              All other
   Principal       ended    Salary   Bonus  Compensation     Stock     Options/SARs    LTIP   compensation
 Position (2)    June 30,     ($)     ($)        (3)      Award(s)(4)       (5)      Payouts       (6)
---------------  --------  --------  -----  ------------  -----------  ------------  -------  ------------
Gordon E. Clark    1998    $130,723    --      $71,941         --           --          --       $1,580
President and      1997     123,572    --       51,231         --           --          --        1,580
Chief Executive    1996     111,450    --       17,011         --           --          --        1,580
Officer
==========================================================================================================

----------
(1) Amount shown is gross earnings before pre-tax medical premiums paid by officer through the flexible benefits plan. Includes amounts deferred at the election of named officers pursuant to the Bank's Savings Plan for Employees (the "401(k) Plan") and benefit of automobile and related expenses.

(2) No other executive officer received salary and bonuses that in the aggregate exceeded $100,000

(3) Includes Company matching contributions and discretionary contribution to the Bank's 401(k) Plan, earnings on the 401(k) Plan and a contribution to the Bank's Employee Stock Ownership Plan. No other monetary awards were awarded to the named executive.

(4) Includes shares of Common Stock awarded pursuant to the Leeds Federal Savings Bank and Leeds Federal Bankshares, M.H.C. Recognition and Retention Plan for Employees (the "1994 Employees Recognition Plan"), which shares vest in five annual installments commencing on January 1, 1995. Dividends on such shares are paid to the recipient. The value of such shares was determined by multiplying the number of shares awarded by the last sale price of the Common Stock on the day prior to the award. At June 30, 1998, Mr. Clark held 4,800 shares of Common Stock that remain subject to restrictions under the 1994 Employees Recognition Plan. The fair market value of such restricted stock on such date (based on the price of the last sale reported on the Nasdaq National Market) was approximately $18.25.

(5) Includes options awarded pursuant to the Leeds Federal Savings Bank and Leeds Federal Bankshares, M.H.C. Incentive Stock Option Plan. The options vest in five equal annual installments commencing on January 1, 1995, and the exercise price of such options is $7.82 (as adjusted for the Stock Split).

(6) Includes payments made pursuant to the Bank's life insurance plan maintained for the named executive for the purposes of deferred compensation and also premiums on life insurance maintained for all employees.

Employment Agreement

     The Bank entered into an employment agreement, to which the Company has succeeded, with Gordon E. Clark, President and Chief Executive Officer (the "Executive"). The employment agreement is intended to ensure that the Company will be able to maintain a stable and competent management base by enabling the Company to offer to the Executive certain protections against termination without cause in the event of a "change in control" as defined in the employment agreement. The continued success of the Company depends to a significant degree on the skill and competence of the Executive.

     The employment agreement provides for a three-year term for Mr. Clark. Commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the employment agreement for an additional year such that the remaining term shall be three years, unless written notice of nonrenewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The agreement provides that the base salary of the Executive will be reviewed annually. In addition to the base salary, the employment agreement provides that the Executive is to receive all benefits provided to permanent full-time employees of the Bank, including among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The employment agreement permits termination by the Bank for cause at any time. In the event the Bank chooses to terminate an Executive's employment for reasons other than for cause, or upon the termination of the Executive's employment for reasons other than a change in control, as defined, or in the event of the Executive's resignation from the Bank upon; (i) failure to be reelected to the Executive's current office; (ii) a material change in the Executive's functions, duties or responsibilities which change would cause the Executive's position to become one of lesser responsibility, importance or scope; (iii) relocation of the principal place of employment by more than 30 miles; (iv) the liquidation or dissolution of the Bank; or (v) a breach of the agreement by the Bank, the Executive, or in the event of death, his beneficiaries, would be entitled to receive an amount equal to the greater of the remaining payments, including base salary, bonuses and other payments due under the remaining term of the employment agreement or three times the average of Mr. Clark's base salary, including bonuses and other cash compensation paid, and the amount of any benefits received pursuant to any employee benefit plans maintained by the Bank.

     If termination, whether voluntary or involuntary, follows a change in control of the Company or the Mutual Holding Company, as defined in the employment agreement, the Executive or, in the event of death, the Executive's beneficiaries, would be entitled to a payment equal to the greater of (i) the payments due under the remaining term of the employment agreement or (ii) three times Mr. Clark's average annual compensation over the five years preceding termination. The Company would also continue the Executive's life, health, and disability coverage for the remaining unexpired term of the employment agreement to the extent allowed by the plan or policies maintained by the Company from time to time.

     The employment agreement provides that for a period of time following termination the Executive agrees not to compete with the Company or the Mutual Holding Company in any city, town or county in which the Company or the Mutual Holding Company maintains an office or has filed an application to establish an office, or within a specified geographical area surrounding any such office.


Supplemental Executive Retirement Plan

     During 1993, the Bank adopted a supplemental executive retirement plan (the "SERP") by entering into non-qualified executive retirement income agreements with certain of its executives to provide supplemental retirement income benefits to such persons generally upon reaching "benefit age," which is generally age 65. Benefit amounts are determined by a formula which takes into consideration each executive's years of service and compensation at retirement age. Under the SERP, a qualifying officer will generally receive, after retirement, a supplemental retirement income benefit equal to the product of (i) the average of the highest base compensation received by such officer during any three consecutive twelve month periods which occur after the later of the effective date of the SERP and (ii) 2% multiplied by the number of years of service of the officer with the Bank, less the amount available to the executive on or after he reaches his "benefit age," as set forth in the executive joinder agreement under any other tax-qualified or non-qualified plan except the Employee Stock Ownership Plan. The maximum number of years of service that can be taken into account for these purposes is 35. Benefits are also payable upon disability, termination of service, or death. Benefits accrue annually, but no vesting occurs until an officer has been employed by the Bank for at least ten years. If an officer's services are terminated for cause, as defined under the SERP, all accrued benefits will become null and void. In the event an executive incurs a financial hardship, he may request a financial hardship benefit which, if approved by the Bank, will be paid in a lump sum within 30 days of the event triggering the financial hardship. The payment of a financial hardship benefit will reduce the officer's vested accrued benefit and will affect the supplemental retirement income benefit payable to such officer under the SERP.

     The Bank has restated its executive supplemental retirement income agreement for certain of its executives ("restated SERP"). The restated SERP supplements the benefit available to certain of the Bank's executive officers, including Mr. Clark, under the Bank's tax-qualified 401(k) Plan. Two executives, or former executives, continue to participate in the original SERP. The restated SERP is designed to provide a benefit (less the benefits estimated to the provided under the Bank's 401(k) plan) that is equal to 2% of the highest base compensation received by the executive during any 3 consecutive 12 month periods multiplied times the executive's years of service. The benefit is payable over a period of 15 years or the life of the executive, whichever is longer. In the case of a change in control followed by the executive's involuntary termination of employment or voluntary termination of employment within 36 months of a change in control and following (i) a material change in the executive's functions, duties or responsibilities which would cause the executive's position to become one of lesser responsibility, importance or scope, (ii) a relocation of the executive's principal place of employment by more than 30 miles, or (iii) a material reduction in the executive's perquisites or benefits, the executive is entitled to a benefit payable at his benefit age designated in his joinder agreement equal to the full retirement benefit that he would have received had he remained in the employ of the Bank and retired at his benefit age. In the event of the executive's termination of employment due to disability, the executive may request to receive an immediate disability benefit, in lieu of a retirement benefit, and such benefit will be payable within 30 days following board of director's approval of the executive's request, in a lump sum. In the event of the executive's death while employed, the restated SERP provides a survivor's benefit equal to the benefit payable to the executive as if the executive remained employed until his benefit age. The restated SERP also provides a $10,000 death benefit payable to the executive's beneficiary. In the event that the executive makes a timely election, he can receive his retirement benefit in a lump sum instead of an annuity. The Bank has established a rabbi trust which has purchased life insurance policies on the executives' lives in order to ensure that the Bank can satisfy its benefit obligation under the original and restated SERPs. The Bank also makes annual contributions in an amount equal to the expense accrual under the restated SERP, into a secular trust for the benefit of each executive covered by a restated SERP. Amounts accrued for such executives' prior to the restatement of the SERP were transferred to the secular trust. The estimated pre-tax benefit payable annually to Mr. Clark upon retirement at his benefit eligibility date is $107,548. The Bank's contributions with respect to the restated SERP for Mr. Clark for 1998 was $50,315.

     The following table indicates the expected aggregate annual retirement benefit payable from the 401(k) Plan and SERP to SERP participants, expressed in the form of a single life annuity for the highest average base compensation and benefit service classification specified below:

                                          Years of Service and
                                    Benefit Payable at Retirement (1)
 Highest Average        --------------------------------------------------------
Base Compensation          25              30              35              40
-----------------       --------        --------        --------        --------
     $100,000           $ 50,000        $ 60,000        $ 70,000        $ 70,000
     $125,000             62,500          62,500          87,500          87,500
     $150,000             75,000          90,000         105,000         105,000
     $175,000             87,500         105,000         122,500         122,500
     $200,000            100,000         120,000         140,000         140,000

----------
(1) Benefits payable under the SERP are offset by amounts payable under the Bank's 401(k) Plan.


     As of May 1, 1998, Mr. Clark had 33 years of credited service under the SERP.


1994 Incentive Stock Option Plan

     During the fiscal year ended June 30, 1995, the Bank adopted, and the Company has succeeded to, the Leeds Federal Savings Bank and Leeds Federal Bankshares, M.H.C. Incentive Stock Option Plan (the "1994 Incentive Stock Option Plan"). During fiscal 1998, no options were granted to Mr. Clark under the 1994 Incentive Stock Option Plan.

     Set  forth  below  is  certain   information   concerning   exercised   and
unexercisable options during the fiscal year ended June 30, 1998, by Mr. Clark, which have been adjusted to reflect the Stock Split.

================================================================================================
                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                  FISCAL YEAR-END OPTION VALUES
================================================================================================
                                              Number of Unexercised    Value of Unexercised In-
                                                    Options at           The-Money Options at
                                                 Fiscal Year-End          Fiscal Year-End (1)
                 Shares Acquired    Value   -------------------------  -------------------------
     Name         Upon Exercise   Realized  Exercisable/Unexercisable  Exercisable/Unexercisable
---------------  ---------------  --------  -------------------------  -------------------------
Gordon E. Clark         --           --            28,800/7,200             $297,504/$74,376
================================================================================================

----------
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on June 30, 1998, at which date the last sale of the Common Stock as quoted on the Nasdaq National Market was at $18.25 per share.


Transactions With Certain Related Persons

     The Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, recent regulations now permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Company's capital and surplus (up to a maximum of $200,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. Prior to the enactment of FIRREA, the Company provided loans to Directors and executive officers at reduced rates and/or with points waived or reduced. Subsequent to the enactment of FIRREA, loans made to officers, directors, and executive officers are made in the ordinary course of business on the same terms and conditions as the Company would make to any other customer in the ordinary course of business and do not involve more than a normal risk of collectibility or present other unfavorable features.

     The Company intends that all transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.


              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has approved the engagement of KPMG Peat Marwick LLP to be the Company's auditors for the fiscal year ending June 30, 1999, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of KPMG Peat Marwick LLP for the Company's fiscal year ending June 30, 1999. A representative of KPMG Peat Marwick LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

     In order to ratify the selection of KPMG Peat Marwick LLP as the auditors for the fiscal year ending June 30, 1999, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of KPMG Peat Marwick LLP as auditors for the 1999 fiscal year.


                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 1101 Maiden Choice Lane, Baltimore, Maryland 21229, no later than May 19, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.


                                  MISCELLANEOUS

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company's 1998 Annual Report to Stockholders has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1998, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO DALE R. DOUGLAS, SENIOR VICE PRESIDENT, LEEDS FEDERAL BANKSHARES, INC., 1101 MAIDEN CHOICE LANE, BALTIMORE, MARYLAND 21229.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/  Margaret Balsamo

                                        Margaret Balsamo
                                        Secretary

Baltimore, Maryland
September 16, 1998

                                 REVOCABLE PROXY

                         LEEDS FEDERAL BANKSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 21, 1998

     The undersigned hereby appoints the official proxy committee consisting of the entire Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders ("Meeting") to be held at 1101 Maiden Choice Lane, Baltimore, Maryland, on October 21, 1998, at 4:00 p.m. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

     1.   The election as directors of all nominees listed below
          (except as marked to the contrary below)

          John F. Amer
          Marguerite E. Wolf

          INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line below.

          FOR  [ ]         VOTE WITHHELD  [ ]


     2. The ratification of the appointment of KPMG Peat Marwick LLP as auditors for the fiscal year ending June 30, 1999.

          FOR  [ ]            AGAINST  [ ]            ABSTAIN  [ ]


  The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated September 10, 1998, and audited financial statements.


Dated: _________________, 1998      [ ]  Check Box if You Plan to Attend Meeting


-------------------------------                  -------------------------------
PRINT NAME OF STOCKHOLDER                        PRINT NAME OF STOCKHOLDER


-------------------------------                  -------------------------------
SIGNATURE OF STOCKHOLDER                         SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

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Please  complete  and date this proxy and  return it  promptly  in the  enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------